Exhibit 10.7

GUARANTY

THIS GUARANTY (this “Guaranty”), dated as of March 22, 2004, is given by Omega Healthcare Investors, Inc., a Maryland corporation (the “Parent”) and each of the subsidiary guarantors identified as a “Subsidiary Guarantor” on the signature pages hereto and from time to time joined as a Guarantor hereunder (the Subsidiary Guarantors, together with the Parent, shall be collectively referred to herein as the “Guarantors” or, individually, as a “Guarantor”), in favor of BANK OF AMERICA, N.A., in its capacity as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders under the Credit Agreement, dated as of March 22, 2004 (as amended and modified, the “Credit Agreement”) among OHI Asset, LLC, a Delaware limited liability company, OHI Asset (ID), LLC, a Delaware limited liability company, OHI Asset (LA), LLC, a Delaware limited liability company, OHI Asset (TX) LLC, a Delaware limited liability company, OHI Asset (CA) LLC, a Delaware limited liability company, Delta Investors I, LLC a Maryland limited liability company and Delta Investors II, LLC, a Maryland limited liability company (collectively, the “Borrowers”), the Lenders identified therein and the Administrative Agent.  Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

RECITALS:

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed, subject to the terms and conditions contained therein, to make available loans and letters of credit to the Borrowers; and

WHEREAS, in connection with the Credit Agreement, the Lenders have required, among other things, each of the Guarantors to guarantee all of the Borrowers’ obligations arising under the Credit Agreement and the other Credit Documents referred to therein;

NOW, THEREFORE, for and in consideration of the execution and delivery by the Lenders of the Credit Agreement, and other good and valuable consideration, receipt whereof is hereby acknowledged, each Guarantor hereby agrees as follows:

1.                                       Guaranty of Payment.  The Guarantors hereby irrevocably and unconditionally guarantee, jointly and severally, to the Administrative Agent and the Lenders as primary obligor and not as surety, the prompt payment, when due, by acceleration or otherwise, of the Indebtedness.  For the purposes hereof, “Indebtedness” shall mean, without duplication, (a) all Obligations of the Borrowers (including, without limitation, interest accruing after an event of bankruptcy or insolvency, regardless of whether such interest is allowed as a claim under any Debtor Relief Laws and all related Attorney Costs) to the Lenders and the Administrative Agent, whenever arising, under the Credit Agreement, the Notes or the other Credit Documents, and (b) all liabilities and obligations, whenever arising, owing from the Borrowers to any Lender, or any affiliate of a Lender, arising under any Swap Contract (if applicable) relating to the Obligations under the Credit Agreement or entered into in the ordinary course of business and not for speculative purposes, whether such Indebtedness is now existing or hereafter arising, due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired, as such Indebtedness may be modified, extended, renewed or replaced from time to time.  The guaranty of the Guarantors as set forth in this section is a guaranty of payment and not of collection.

Notwithstanding any provision to the contrary contained herein or in any other of the Credit Documents, the obligations of each Guarantor hereunder shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.

2.                                       Release of Collateral, Parties Liable, etc.  Each of the Guarantors agrees that the whole or any part of the security now or hereafter held for the Indebtedness may be exchanged, compromised, released or surrendered from time to time; that neither the Administrative Agent nor the Lenders shall have any obligation to protect, perfect, secure or insure any Liens now or hereafter held for the Indebtedness or the properties subject thereto; that the time or place of payment of the Indebtedness may be changed or extended, in whole or in part, to a time certain or otherwise, and may be renewed or accelerated, in whole or in part; that the Borrowers may be granted indulgences generally; that any provisions of the Credit Documents or any other documents executed in connection with this transaction, may be modified, amended or waived; that any party liable for the payment of the Indebtedness may be granted indulgences or released; and that any deposit balance for the credit of the Borrowers or any other party liable for the payment of the Indebtedness or liable upon any security therefor may be released, in whole or in part, at, before and/or after the stated, extended or accelerated maturity of the Indebtedness, all without notice to or further assent by the Guarantors, who shall remain bound thereon, notwithstanding any such exchange, compromise, surrender, extension, renewal, acceleration, modification, indulgence or release.

3.                                       Waiver of Rights.  Each of the Guarantors expressly waives:  (a) notice of acceptance of this Guaranty by the Administrative Agent and the Lenders and of all extensions of credit to the Borrowers by the Administrative Agent or any Lender; (b) presentment and demand for payment of any of the Indebtedness; (c) protest and notice of dishonor or of default to such Guarantor or to any other party with respect to the Indebtedness or with respect to any security therefor; (d) notice of the Administrative Agent or any Lender obtaining, amending, substituting for, releasing, waiving or modifying the Indebtedness, any security interest, liens, or the encumbrances now or hereafter securing the Indebtedness, or the Administrative Agent’s or any Lender’s subordinating, compromising, discharging or releasing such security interests, liens or encumbrances; (e) all other notices to which such Guarantor might otherwise be entitled; (f) demand for payment under this Guaranty; and (g) any right to assert against the Administrative Agent or any Lender, as a defense, counterclaim, set-off, or cross-claim any defense (legal or equitable), set-off, counterclaim or claim which such Guarantor may now or hereafter have against the Administrative Agent or any Lender or any Borrower, but such waiver shall not prevent such Guarantor from asserting against the Administrative Agent or any Lender in a separate action, any claim, action, cause of action, or demand that such Guarantor might have, whether or not arising out of this Guaranty.

4.                                       Primary Liability of the Guarantors.  Each of the Guarantors agrees that this Guaranty may be enforced by the Administrative Agent and the Lenders without the necessity at any time of resorting to or exhausting any other security or collateral and without the necessity at any time of having recourse to the Notes or any collateral now or hereafter securing the Indebtedness or otherwise, and each of the Guarantors hereby waives the right to require the Administrative Agent and the Lenders to proceed against the Borrowers or any other person

(including a co-Guarantor) or to require the Administrative Agent and the Lenders to pursue any other remedy or enforce any other right.  Without limiting the generality of the foregoing, each of the Guarantors hereby specifically waives, to the extent permitted by applicable law, the benefits of North Carolina General Statutes Sections 26-7 through 26-9, inclusive.  In addition, each of the Guarantors hereby waives and renounces any and all rights it has or may have for subrogation, indemnity, reimbursement or contribution against the Borrowers for amounts paid under this Guaranty.  This waiver is expressly intended to prevent the existence of any claim in respect of such subrogation, indemnity, reimbursement or contribution by a Guarantor against the estate of any Borrower within the meaning of Section 101 of the United States Bankruptcy Code, and to prevent such Guarantor from being deemed a “creditor” of such Borrower in respect of such subrogation, indemnity, reimbursement or contribution within the meaning of Section 547(b) of the United States Bankruptcy Code in the event of a subsequent case involving any Borrower.  Each of the Guarantors further agrees that nothing contained herein shall prevent the Administrative Agent or the Lenders from suing on the Notes or foreclosing its security interest in or lien on any collateral now or hereafter securing the Indebtedness or from exercising any other rights available to the Administrative Agent or the Lenders under the Notes, or any other instrument of security if neither the Borrowers nor the Guarantors timely perform the obligations of the Borrowers thereunder, and the exercise of any of the aforesaid rights and the completion of any foreclosure proceedings shall not constitute a discharge of any Guarantor’s obligations hereunder; it being the purpose and intent of each of the Guarantors that such Guarantor’s obligations hereunder shall be absolute, independent and unconditional under any and all circumstances.  Neither the Guarantors’ obligations under this Guaranty nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by an impairment, modification, change, release or limitation of the liability of the Borrowers, by reason of any Borrower’s bankruptcy or insolvency or by reason of the invalidity or unenforceability of all or any portion of the Indebtedness.  Each of the Guarantors acknowledges that the term “Indebtedness” as used herein includes any payments made by the Borrowers to the Administrative Agent or any Lender and subsequently recovered by the Borrowers or a trustee for the Borrowers pursuant to the Borrowers’ bankruptcy or insolvency and that the guaranty of each of the Guarantors hereunder shall be reinstated to the extent of such recovery.

5.                                       Security Interests and Setoff.  As security for such Guarantor’s obligations hereunder, each Guarantor agrees that in the event such Guarantor fails to pay its obligations hereunder when due and payable under this Guaranty, (a) any of such Guarantor’s assets of any kind, nature or description (including, without limitation, deposit accounts) in the possession, control or custody of the Administrative Agent or any Lender may, without prior notice (but promptly confirmed in writing by the Administrative Agent or such Lender, as applicable, to such Guarantor, provided that failure to provide such written confirmation will not affect the liabilities of such Guarantor hereunder) to such Guarantor, be reduced to cash or the like and applied by the Administrative Agent or such Lender in reduction or payment of such Guarantor’s obligations hereunder; and (b) the Administrative Agent and each Lender shall have the right, immediately and without further action by them, to set off pro tanto against the Indebtedness all money owed by the Administrative Agent or such Lender in any capacity to such Guarantor, whether or not due, and the Administrative Agent or such Lender shall be deemed to have made a charge against any such money immediately upon the occurrence of such obligation becoming due even though such charge is made or entered on the books of the Administrative Agent or such Lender subsequent thereto.

6.                                       Term of this Guaranty; Warranties.  This Guaranty shall continue in full force and effect until the Indebtedness is fully and indefeasibly paid, performed and discharged and all Commitments under the Credit Agreement shall have been terminated.  This Guaranty covers the Indebtedness whether presently outstanding or arising subsequent to the date hereof including all amounts advanced by the Administrative Agent or any Lender in stages or installments.  Each Guarantor warrants and represents to the Administrative Agent (a) that such Guarantor is a corporation or limited liability company, duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, (b) that such Guarantor has all corporate or organizational powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, (c) that the execution and delivery by such Guarantor of this Guaranty and the other Credit Documents to which it is a party and the performance by such Guarantor of its obligations hereunder and thereunder are within the corporate or organizational power of such Guarantor, have been duly authorized by all necessary corporate or other action, require no action by or in respect of, or filing with, any governmental body, agency or official (except for any such action or filing that has been taken and is in full force and effect) and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or bylaws or operating agreement (or other constitutional documents) of such Guarantor or of any material agreement, judgment, injunction, order, decree, or other material instrument binding upon such Guarantor or result in the creation or imposition (other than pursuant to the Credit Documents) of any Lien on any asset of such Guarantor, (d) that this Guaranty and the other Credit Documents to which such Guarantor may be a party constitute valid and binding agreements of such Guarantor and, when executed and delivered, will constitute valid and binding obligations of such Guarantor enforceable in accordance with their terms and (e) all representations and warranties set forth in this Section 6 and all representations, warranties and covenants of the Guarantors contained in any certificate, or any of the Credit Documents (including, but not limited to, any such representation, warranty or covenant made in or in connection with any amendment thereto) shall constitute representations, warranties and covenants under this Guaranty to the same extent and with the same force as if fully set forth herein.

7.                                       Further Representations and Warranties.  Each Guarantor agrees that the Administrative Agent and the Lenders will have no obligation to investigate the financial condition or affairs of the Borrowers for the benefit of such Guarantor nor to advise such Guarantor of any fact respecting, or any change in, the financial condition or affairs of the Borrowers which might come to the knowledge of the Administrative Agent or any Lender at any time, whether or not the Administrative Agent or any Lender knows or believes or has reason to know or believe that any such fact or change is unknown to such Guarantor or might (or does) materially increase the risk of such Guarantor as guarantor or might (or would) affect the willingness of such Guarantor to continue as guarantor with respect to the Indebtedness.

8.                                       Additional Liability of Guarantors.  If any Guarantor is or becomes liable for any indebtedness owing by the Borrowers to the Administrative Agent or any Lender by endorsement or otherwise other than under this Guaranty, such liability shall not be in any manner impaired or reduced hereby but shall have all and the same force and effect it would have had if this Guaranty had not existed and such Guarantor’s liability hereunder shall not be in any manner impaired or reduced thereby.

9.                                       Cumulative Rights.  All rights of the Administrative Agent and the Lenders hereunder or otherwise arising under any documents executed in connection with or as security for the Indebtedness are separate and cumulative and may be pursued separately, successively or concurrently, or not pursued, without affecting or limiting any other right of the Administrative Agent or any Lender and without affecting or impairing the liability of the Guarantors.

10.                                 Usury.  Notwithstanding any other provisions herein contained, no provision of this Guaranty shall require or permit the collection from any Guarantor of interest in excess of the maximum rate or amount that such Guarantor may be required or permitted to pay pursuant to any applicable law.  In the event any such interest is collected, it shall be applied in reduction of the Guarantors’ obligations hereunder, and the remainder of such excess collected shall be returned to the Guarantors once such obligations have been fully satisfied.

11.                                 The Administrative Agent.  In acting under or by virtue of this Guaranty, the Administrative Agent shall be entitled to all the rights, authority, privileges and immunities provided in Article IX of the Credit Agreement, all of which provisions are incorporated by reference herein with the same force and effect as if set forth herein.  Each of the Guarantors hereby releases the Administrative Agent from any liability for any act or omission relating to this Guaranty, except such as may result from the Administrative Agent’s gross negligence or willful misconduct.

12.                                 Successors and Assigns.  This Guaranty shall be binding on and enforceable against each Guarantor and its successors and assigns.  This Guaranty is intended for and shall inure to the benefit of the Administrative Agent and each Lender and each and every person who shall from time to time be or become the owner or holder of any of the Indebtedness, and each and every reference herein to “Administrative Agent” or “Lender” shall include and refer to each and every successor or assignee of the Administrative Agent or any Lender at any time holding or owning any part of or interest in any part of the Indebtedness.  This Guaranty shall be transferable and negotiable with the same force and effect, and to the same extent, that the Indebtedness is transferable and negotiable, it being understood and stipulated that upon assignment or transfer by the Administrative Agent or any Lender of any of the Indebtedness the legal holder or owner of the Indebtedness (or a part thereof or interest therein thus transferred or assigned by the Administrative Agent or any Lender) shall (except as otherwise stipulated by the Administrative Agent or any such Lender in its assignment) have and may exercise all of the rights granted to the Administrative Agent or such Lender under this Guaranty to the extent of that part of or interest in the Indebtedness thus assigned or transferred to said person.  Each Guarantor expressly waives notice of transfer or assignment of the Indebtedness, or any part thereof, or of the rights of the Administrative Agent or any Lender hereunder.  Failure to give notice will not affect the liabilities of the Guarantors hereunder.

13.                                 Application of Payments.  The Administrative Agent and each Lender shall apply any payments received pursuant to this Guaranty as follows: first, to all costs and expenses of the Administrative Agent (including without limitation reasonable and documented attorneys’ fees and expenses) incurred in connection with the implementation and/or enforcement of this Guaranty and/or any of the other Credit Documents; second, to all reasonable and documented costs and expenses of the Lenders (including without limitation reasonable attorneys’ fees and expenses) incurred in connection with the implementation and/or enforcement of this Guaranty and/or any of the other Credit Documents; third, to the principal amount of the Indebtedness

(including without limitation to the cash collateralization term of the available undrawn amount of outstanding Letters of Credit); fourth, to such of the Indebtedness consisting of accrued but unpaid interest and fees; fifth, to all other amounts payable with respect to the Indebtedness; and sixth, to the surplus, if any, to the Guarantors or as otherwise required by Law.

14.                                 Modifications.  This Guaranty and the provisions hereof may be changed, discharged or terminated only by an instrument in writing signed by each of the Guarantors affected thereby and the Administrative Agent.

15.                                 Discharge and Release.  In the event that the Indebtedness shall have been paid in full and the obligations of the Lenders to extend credit to the Borrower under the Credit Agreement shall have terminated, the Administrative Agent, on behalf of the Lenders, shall discharge and release the Guarantors from all of their obligations under this Guaranty.  Upon any such release and discharge, the Administrative Agent, on behalf of the Lenders, will execute and deliver to the Guarantors such documents as their guarantors shall reasonably request to evidence such discharge and release.

16.                                 Notices.  All communications provided for herein shall be in writing (including bank wire, telex, facsimile transmission or similar writing) and shall be given to such party (a) at its address, facsimile number or telex number shown below or (b) at such other address, facsimile number or telex number as such party may hereafter specify for the purpose by notice to the other party hereto:

if to any Guarantor:

Omega Healthcare Investors, Inc.
9690 Deereco Road - Suite 100
Timonium, Maryland 21093
Attention:	Daniel J. Booth
Telephone:	(410) 427-1724
Facsimile:	(410) 427-8824
E-mail:	dbooth@omegahealthcare.com

with a copy to:

LeBoeuf, Lamb, Greene & MacRae, LLP
125 West 55th Street
New York, New York 10019
Attention:	John R. Fallon, Jr., Esq.
Telephone:	(212) 424-8279
Facsimile:	(212) 424-8500
Email:	jrfallon@llgm.com

if to the Administrative Agent:

Bank of America, N.A.
Agency Management
1455 Market Street
CA5-701-05-19
San Francisco, CA 94103-1399
Attention:	Cassandra McCain
Telephone:	415-436-3400
Facsimile:	415-503-5133
Email:	cassandra.g.mccain@bankofamerica.com

with a copy to:

Bank of America, N.A.
100 N. Tryon Street
17th Floor
Charlotte, North Carolina 28255
Attention:	Kevin Wagley, Principal
Telephone:	(704) 388-6006
Facsimile:	(704) 388-6002
Email:	kevin.r.wagley@bankofamerica.com

Each such notice, request or other communication shall be effective (i) if given by telex, when such telex is transmitted to the telex number specified in or pursuant to this Section and the appropriate answerback is received, (ii) if given by mail, three (3) business days after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in or pursuant to this Section.

17.                                 Severability.  In the event that any provision hereof shall be deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any court, this Guaranty shall be construed as not containing such provision, but only as to such jurisdictions where such law or interpretation is operative, and the invalidity of such provision shall not affect the validity of any remaining provision hereof, and any and all other provisions hereof which are otherwise lawful and valid shall remain in full force and effect.

18.                                 Applicable Law; Consent to Jurisdiction and Venue; Waiver of Jury Trial.  THIS GUARANTY AND THE OTHER CREDIT DOCUMENTS AND ALL MATTERS RELATING THERETO SHALL, EXCEPT TO THE EXTENT OTHERWISE REQUIRED BY APPLICABLE LAW, BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.  EACH OF THE GUARANTORS HEREBY SUBMITS TO THE JURISDICTION AND VENUE OF THE STATE AND FEDERAL COURTS OF NEW YORK AND AGREES THAT THE ADMINISTRATIVE AGENT AND THE LENDERS MAY, AT THEIR OPTION, ENFORCE THEIR RESPECTIVE RIGHTS HEREUNDER AND UNDER THE OTHER CREDIT DOCUMENTS IN SUCH COURTS.  EACH OF THE GUARANTORS HEREBY IRREVOCABLY WAIVES THE DEFENSE OF AN INCONVENIENT FORUM FOR MAINTENANCE OF ANY ACTION OR PROCEEDING

BY THE ADMINISTRATIVE AGENT OR THE LENDERS IN SUCH COURTS.  EACH OF THE GUARANTORS AND THE ADMINISTRATIVE AGENT, (ON BEHALF OF ITSELF AND THE LENDERS) HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER OF THE CREDIT DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

19.                                 Headings.  The headings in this instrument are for convenience of reference only and shall not limit or otherwise affect the meaning of any provisions hereof.

20.                                 Counterparts.  This Guaranty may be executed in any number of counterparts and by different parties hereto on separate counterparts, each constituting an original, but all together one and the same instrument.

21.                                 Rights of the Required Lenders.  All rights of the Administrative Agent hereunder, if not exercised by the Administrative Agent, may be exercised by the Required Lenders.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the Guarantors has caused this Guaranty to be duly executed as of the date first above written.

PARENT:	OMEGA HEALTHCARE INVESTORS, INC., a Maryland corporation

	By:	/s/ Daniel J. Booth
	Name:	Daniel J. Booth
	Title:	Chief Operating Officer

SUBSIDIARY GUARANTORS:	ARIZONA LESSOR - INFINIA, INC.
BAYSIDE ALABAMA HEALTHCARE SECOND, INC.
BAYSIDE ARIZONA HEALTHCARE ASSOCIATES, INC.
BAYSIDE ARIZONA HEALTHCARE SECOND, INC.
BAYSIDE COLORADO HEALTHCARE ASSOCIATES, INC.
BAYSIDE COLORADO HEALTHCARE SECOND, INC.
BAYSIDE INDIANA HEALTHCARE ASSOCIATES, INC.
BAYSIDE STREET II, INC.
BAYSIDE STREET, INC.
CARE HOLDINGS, INC.
CENTER HEALTHCARE ASSOCIATES, INC.
CHERRY STREET - SKILLED NURSING, INC.
COLORADO LESSOR - CONIFER, INC.
DALLAS - SKILLED NURSING, INC.
FLORIDA LESSOR - CRYSTAL SPRINGS, INC.
FLORIDA LESSOR - EMERALD, INC.
FLORIDA LESSOR - FIVE FACILITIES, INC.
FLORIDA LESSOR - LAKELAND, INC.
FLORIDA LESSOR - MEADOWVIEW, INC.
FLORIDA LESSOR - WEST PALM BEACH AND SOUTHPOINT, INC.
GEORGIA LESSOR - BONTERRA/ PARKVIEW, INC.
HERITAGE TEXARKANA HEALTHCARE ASSOCIATES, INC.
INDIANA LESSOR - JEFFERSONVILLE, INC.
INDIANA LESSOR - WELLINGTON MANOR, INC.

JEFFERSON CLARK, INC.
LAKE PARK SKILLED NURSING, INC.
LONG TERM CARE - MICHIGAN, INC.
LONG TERM CARE - NORTH CAROLINA, INC.
LONG TERM CARE ASSOCIATES - ILLINOIS, INC.
LONG TERM CARE ASSOCIATES - INDIANA, INC.
LONG TERM CARE ASSOCIATES - TEXAS, INC.
OHI (CLEMMONS), INC.
OHI (CONNECTICUT), INC.
OHI (FLORIDA), INC.
OHI (GREENSBORO), INC.
OHI (ILLINOIS), INC.
OHI (INDIANA), INC.
OHI (IOWA), INC.
OHI (KANSAS), INC.
OHIO LESSOR - WATERFORD & CRESTWOOD, INC.
OHI OF KENTUCKY, INC.
OHI OF TEXAS, INC.
OHI SUNSHINE, INC.
OHIMA, INC.
OMEGA (KANSAS), INC.
OMEGA TRS I, INC.
OS LEASING COMPANY
PARKVIEW - SKILLED NURSING, INC.
PINE TEXARKANA HEALTHCARE ASSOCIATES, INC.
REUNION TEXARKANA HEALTHCARE ASSOCIATES, INC.
SAN AUGUSTINE HEALTHCARE ASSOCIATES, INC.
SKILLED NURSING - GASTON, INC.
SKILLED NURSING - HERRIN, INC.
SKILLED NURSING - HICKSVILLE, INC.
SKILLED NURSING - PARIS, INC.
SOUTH ATHENS HEALTHCARE ASSOCIATES, INC.
STERLING ACQUISITION CORP.
STERLING ACQUISITION CORP. II
TEXAS LESSOR - TREEMONT, INC.
WASHINGTON LESSOR - SILVERDALE, INC.
WAXAHACHIE HEALTHCARE ASSOCIATES, INC.
WEST ATHENS HEALTHCARE ASSOCIATES, INC.

By:	/s/ Daniel J. Booth
Name:	Daniel J. Booth
Title:	Chief Operating Officer

OHI ASSET (FL), LLC
OHI ASSET (IN), LLC
OHI ASSET (MI/NC), LLC
OHI ASSET (MO), LLC
OHI ASSET (OH), LLC
OHI ASSET II (CA), LLC OHI ASSET (FL) TARPON SPRINGS, PINELLAS PARK & GAINESVILLE, LLC NRS VENTURES, LLC

By:	Omega Healthcare Investors, Inc., as the Sole Member of each of the companies

	By:	/s/ Daniel J. Booth
	Name:	Daniel J. Booth
	Title:	Chief Operating Officer

TEXAS LESSOR - STONEGATE, LP

By:	TEXAS LESSOR - STONEGATE GP, Inc., its General Partner

	By:	/s/ Daniel J. Booth
	Name:	Daniel J. Booth
	Title:	Chief Operating Officer